UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 2, 2020 (July 1, 2020)

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

160 N. Stetson Avenue, Chicago, Illinois 60601
(Address and Zip Code of Principal Executive Offices)

(312) 222-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPCO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On July 1, 2020, Tribune Publishing Company, a Delaware corporation (the “Company”), entered into an Amended and Restated Cooperation Agreement (the “Amended and Restated Cooperation Agreement”) with Alden Global Opportunities Master Fund, L.P., a Cayman Islands limited partnership (“AGOMF”), Alden Global Value Recovery Master Fund, L.P., a Cayman Islands limited partnership (together with AGOMF, the “Alden Funds”), and Alden Global Capital LLC, a Delaware limited liability company, regarding the membership and composition of the Board of Directors of the Company (the “Board”) and related matters. The Company and the Alden Funds previously entered into a Cooperation Agreement, dated December 1, 2019, which expired by its terms on June 30, 2020. Capitalized terms used herein but not otherwise defined have the meanings ascribed to such terms in the Amended and Restated Cooperation Agreement.
The Amended and Restated Cooperation Agreement provides, among other things, that:
•The Board will increase the size of the Board by one director and appoint Randall D. Smith to fill the resulting vacancy.
•Subject to certain conditions, the Board will nominate each of Dana Goldsmith Needleman, Christopher Minnetian, and Mr. Smith (or their successors, if applicable) for election to the Board at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”), which will be held on or before June 15, 2021.
•Subject to certain exceptions, the Alden Funds will be subject to customary standstill restrictions until the conclusion of the 2021 Annual Meeting (the “Cooperation Period”), which such restrictions prohibit them from, among other things, (i) acquiring securities of the Company if any such acquisition would result in the Alden Funds beneficially owning more than 33% of the outstanding shares of common stock, par value $0.01 per share, of the Company (“Common Stock”); (ii) soliciting proxies to vote any securities of the Company; (iii) forming or participating in a Group in connection with the Company’s voting securities; or (iv) otherwise acting alone, or in concert with others, to seek to control or knowingly influence the management, Board, or policies of the Company. The prohibitions described in clause (i) above will terminate on the date that, among other things any person or Group, other than the Alden Funds and their affiliates, acquires beneficial ownership of shares of Common Stock that results in such person or Group beneficially owning 30% or more of the Company’s then-outstanding shares of Common Stock, and the prohibitions in clauses (i), (ii), (iii) and (iv) above will terminate on the date that (1) the Company executes a definitive agreement providing for the acquisition of a majority of the outstanding shares of Common Stock or a majority of the consolidated assets of the Company and its subsidiaries or (2) 10 business days after commencement of a tender offer that, if consummated, would result in the offeror acquiring a majority of the outstanding shares of Common Stock and the Board has not recommended against acceptance of such tender offer.
•During the Cooperation Period, the Alden Funds will vote their shares of Common Stock in favor of any Company Director or any nominee designated by the Compensation, Nominating and Corporate Governance Committee of the Board and against the removal of any Company Director, in each case, at any meeting of the stockholders of the Company.
The foregoing description of the Amended and Restated Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Amended and Restated Cooperation Agreement described above in Item 1.01, the Board increased the size of the Board by one director and appointed Randall D. Smith to fill the resulting vacancy as a director of the Company, effective immediately.
Randall D. Smith, 77, is a founding member of Alden Global Capital LLC, a private investment firm based in New York. Mr. Smith has been investing in event driven, value and emerging market securities for more than 50 years. Mr. Smith graduated from Cornell University and received an MBA from the Wharton School of the University of Pennsylvania.
For his service as non-employee director, Mr. Smith will be entitled to receive compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 7, 2020.
There are no related party transactions between the Company and Mr. Smith that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD
On July 2, 2020, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, addressing the matters described in this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report:

(d) Exhibits

10.1 Amended and Restated Cooperation Agreement, dated as of July 1, 2020, by and among Tribune Publishing Company, Alden Global Opportunities Master Fund, L.P., Alden Global Value Recovery Master Fund, L.P., and Alden Global Capital LLC

99.1 Press Release issued by Tribune Publishing Company on July 2, 2020

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: July 2, 2020	By:	/s/ Michael N. Lavey
Michael N. Lavey
Interim Chief Financial Officer, Chief Accounting Officer and Controller